EXHIBIT 10.3

SECURITIES ACCOUNT CONTROL AGREEMENT

[JPMorgan Chase Bank]

This Securities Account Control Agreement dated as of February 10, 2005 (this “Agreement”) among EXCO RESOURCES, INC., a Texas corporation (the “Debtor”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), in its capacity as administrative agent (in such capacity, the “Secured Party”) pursuant to that certain Third Amended and Restated Credit Agreement dated January 27, 2004 among  Debtor, EXCO Operating, LP, a Delaware limited partnership, North Coast Energy, Inc., a Delaware corporation and North Coast Energy Eastern, Inc., a Delaware corporation, the lenders from time to time a party thereto, Secured Party, BNP Paribas, as Syndication Agent, The Bank of Nova Scotia, as Co-Documentation Agent and Toronto-Dominion (Texas), as Co-Documentation Agent (as amended and in effect from time to time, the “Credit Agreement”), WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent (in such capacity, “Other Secured Party”)  pursuant to that certain Indenture, dated January 20, 2004, among Debtor, certain subsidiaries of Debtor and Collateral Agent, and J.P. MORGAN SECURITIES INC., in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

WHEREAS, Debtor is a party to an Amended and Restated Pledge Agreement For Stock, dated January 27, 2004, (as amended and in effect from time to time, the “First Lien Pledge Agreement”) between Debtor and Secured Party by which Debtor has granted to the Secured Party a first priority security interest in the Securities Account (as defined below).  Subject to the terms of this Agreement, Securities Intermediary recognizes the security interest in the Securities Account in favor of the Secured Party granted under the First Lien Pledge Agreement.

WHEREAS, Debtor is also a party to a Pledge Agreement For Stock, dated January 20, 2004, (as amended and in effect from time to time, the “Second Lien Pledge Agreement”) between Debtor and Other Secured Party by which Debtor has granted to the Other Secured Party a second priority security interest in the Securities Account (as defined below).  The Other Secured Party, Debtor and Securities Intermediary are contemporaneously entering into a Securities Account Control Agreement (the “Other Control Agreement”), pursuant to which Securities Intermediary recognizes the Security Interest in the Securities Account in favor of the Other Secured Party granted under the Second Lien Pledge Agreement.

SECTION 1.  Establishment of Securities Account.  The Securities Intermediary hereby confirms and agrees that:

(a)                                  The Securities Intermediary has established account number  36057412 to be restyled in the name “JPMorgan Chase Bank, N.A., collateral account for  EXCO Resources, Inc.” or any abbreviations made by Securities Intermediary for operational purposes (such account and any successor accounts, the “Securities Account”); Debtor irrevocably directs Securities Intermediary to make all notations in Security Intermediary’s records pertaining to the Securities Account that are necessary or appropriate to reflect this Agreement and to move collateral from the existing Securities Account to establish a new Securities Account, with a new account number, for the purpose of holding the collateral.

(b)                                 All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c)                                  All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d)                                 The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

SECTION 2.  “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

SECTION 3.  Control of the Securities Account.  After the Notice of Sole Control (as defined in Section 8(a)) is received by the Securities Intermediary, and until the date that Securities Intermediary receives either: (i) a termination notice in the form of Exhibit B hereto from both of Secured Party and Other Secured Party (“Termination Notice”); or (ii) a subordination termination notice from Secured Party in the form of Exhibit C hereto (a “Subordination Termination Notice”)), then if the Securities Intermediary shall receive any order from the Secured Party directing withdrawal, transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor, the Other Secured Party or any other person.  Securities Intermediary shall not comply with any order it receives from the Other Secured Party directing the withdrawal, transfer or redemption of any financial asset, until and unless Securities Intermediary receives a Termination Notice or a Subordination Termination Notice of this Agreement pursuant to Section 13.  Any Termination Notice is not effective as to the Securities

Intermediary unless it is signed by both Secured Party and Other Secured Party.  Before the Notice of Sole Control is received by the Securities Intermediary, if the Securities Intermediary shall receive any order from the Debtor directing substitution or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order.  Before the Notice of Sole Control is received by the Securities Intermediary, if a withdrawal notice in the form of Exhibit D hereto from both the Secured Party and the Other Secured Party (the “Withdrawal Notice”) is received by the Securities Intermediary, then the Securities Intermediary shall follow such orders to allow withdrawals by the Debtor.  If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Secured Party, the Securities Intermediary shall follow the orders issued by the Secured Party.

SECTION 4.  Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.  The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party and the Other Secured Party (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary arising out of this Agreement, (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds and (iii) any unsettled trades).

SECTION 5.  Choice of Law.  This Agreement and the Securities Account shall each be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

SECTION 6.  Conflict with Other Agreements.

(a)                                  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into between the Debtor and Securities Intermediary, the terms of this Agreement shall prevail;

(b)                                 No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c)                                  The Securities Intermediary hereby confirms and agrees that:

(i)  There are no other agreements entered into between the Securities Intermediary and the Debtor or between Securities Intermediary and any other party with respect to the Securities Account other than the Other Control Agreement, that certain Securities Account Application and Customer Agreement between Debtor and Securities Intermediary, which shall, subject to Sections 4 and 6(a) hereof, prevail in the event of a dispute with the Securities Intermediary;

(ii)  It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person, other than the Other Control Agreement; and

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

SECTION 7.  Adverse Claims.  Except for the claims and interest of the Secured Party, the Other Secured Party and of the Debtor in the Securities Account, the Securities Intermediary does not have actual knowledge of any claim to, or other interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and the Debtor thereof as provided in Section 12.

SECTION 8.  Maintenance of Securities Account.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a)                                  Notice of Sole Control.  If the Secured Party delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, and until the date the Securities Intermediary receives a Termination Notice or a Subordination Termination Notice, it will take all instruction with respect to the Securities Account solely from the Secured Party.  Notwithstanding anything to the contrary set forth herein, unless and until a notice from the Secured Party (set out in Exhibit A hereto and, such other persons as may be nominated as an authorized officer by the Secured Party by written notice to the Securities Intermediary, from time to time) that the Secured Party will exercise exclusive control over the Securities Account pursuant to the Notice of Sole Control (i) is accompanied by a telephone call that is actually received by employees of the Securities Intermediary, at the telephone numbers set out in the signatory section informing the Securities Intermediary to expect the Notice of Sole Control, (ii) is actually received by the individual employee(s) of the Securities Intermediary to whom the notice is required hereunder to be addressed (“Receive”) or (“Received”) and (iii) becomes Effective (as set forth below), the Debtor may:  (i) exercise any voting rights that it may have with respect to any financial asset relating to the Securities Account, (ii) give instructions to the Securities Intermediary to enter into purchase or sale transactions in the Securities Account and (iii) before the Notice of Sole Control is received by the Securities Intermediary, if a Withdrawal Notice from both the Secured Party and the Other Secured Party is received by the Securities Intermediary then the Securities Intermediary shall follow such orders to allow withdrawals by the Debtor.  Any Notice of Sole Control Received by the Securities Intermediary shall not be deemed effective until two hours after it is Received by the Securities Intermediary; provided, however, that any Notice of Sole Control Received by the Securities Intermediary after 4:00 p.m. New York City time on any Business Day shall not be deemed effective until 10:00 a.m. New York City time on the next succeeding Business Day.  A Notice of Sole Control deemed effective as set forth in the prior sentence is referred to herein as “Effective.”  Notwithstanding the foregoing, (1) all transactions relating to any financial asset relating to the Securities Account consummated or processed by the Securities Intermediary prior to a Notice of Sole Control becoming Effective (or commenced by the Securities Intermediary prior to a Notice of Sole Control becoming Effective and consummated or processed thereafter) shall be deemed not to constitute a violation of this Agreement, provided that, if practicable, the Securities Intermediary shall use reasonable efforts to reverse such transactions, but the Securities Intermediary shall have no obligation nor any liability for any failure to reverse such transactions and (2) the Securities Intermediary may (at its discretion and without any obligation to do so) commence honoring solely the Secured Party’s entitlement orders concerning the financial assets relating to the Securities Account at any time or from time to time after it becomes aware that the Secured Party has sent to it a Notice of Sole Control (including without limitation reversing or redirecting any transaction referred to in clause (1) above), whether or not the Notice of Sole Control has become Effective, with no liability whatsoever to the Debtor or any other party for doing so.  “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks and registered broker-dealers in New York City, New York and in Newark, Delaware are authorized or required to be closed. If the Securities Intermediary receives from the Secured Party a Notice of Sole Control, the Securities Intermediary will cease distributing to the Debtor all interest and dividends on any financial assets relating to the Securities Account upon the Notice of Sole Control becoming Effective.

(b)                                 Permitted Investments.  Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Secured Party, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account. Before the Notice of Sole Control is received by the Securities Intermediary, if the Securities Intermediary shall receive any order from the Debtor directing substitution or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order.  Before the Notice of Sole Control is received by the Securities Intermediary, if a Withdrawal Notice from both of Secured Party and Other Secured Party is received by Securities Intermediary, then the Securities Intermediary shall follow such orders to allow withdrawals by Debtor.  If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Secured Party, the Securities Intermediary shall follow the orders issued by the Secured Party.

(c)                                  Statements and Confirmations.  The Securities Intermediary will promptly send copies of all statements, confirmations and will use best efforts for other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor, the Secured Party and the Other Secured Party at the address for each set forth in Section 12 of this Agreement.

(d)                                 Tax Reporting.  All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9.  Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a)                                  The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b)                                 This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 10.   Indemnification of Securities Intermediary.  The Debtor and the Secured Party hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, and its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s gross negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, except to the extent such arises from the Securities Intermediary’s gross negligence, until the termination of this Agreement.

Section 11.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

Section 12.  Notices.   Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	EXCO Resources, Inc.
12377 Merit Drive
Suite 1700, LB 82
Dallas, Texas 75251
	Attention:	Chief Financial Officer
	Telephone:	(214) 368-2084
	Facsimile:	(214) 368-2087

Secured Party:	JPMorgan Chase Bank, N.A.
1717 Main Street, TX1-2448
Dallas, Texas 75201
	Attention:	Wm. Mark Cranmer
	Telephone:	(214) 240-2212
	Facsimile:	(214) 290-2332

JPMorgan Chase Bank, N.A.
Mail Code IL1-0634
1 Bank One Plaza
Chicago, Illinois 60670-0634
	Attention:	Jim Moore
	Telephone:	(312) 385-7057
	Facsimile:	(312) 732-4840

Other Secured Party:	Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
	Attention:	Corporate Trust Department
	Telephone:	(302) 651-8671
	Facsimile:	(302) 651-8882

Securities Intermediary:	J.P. Morgan Securities Inc.
601 Travis, 18th Floor
Houston, Texas 77002
All notices and Notice of Sole Control must be Received by:
	Attention:	Pledged Collateral Desk
Securities Division
	Telecopier:	713-216-2396
	Telephone:	713-216-1827
AND
	Attention:	Client Services
	Telecopier:	713-216-1445
	Telephone:	713-216-5410

Any party may change its address for notices in the manner set forth above.

Section 13.  Termination.  (1) The obligations of the Securities Intermediary to the Secured Party pursuant to this Agreement shall continue in effect until the security interest of the Secured Party in the Securities Account has been terminated pursuant to the terms of the First Lien Pledge Agreement and the Securities Intermediary has been notified of such termination in writing, as follows:  (a) Termination Notice. The Secured Party and the Other Secured Party agree to provide Termination Notice in substantially the form of Exhibit B hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Secured Party’s security interest in the Securities Account pursuant to the terms of the First Lien Pledge  Agreement.  Any Termination Notice is not effective as to the Securities Intermediary unless it is signed by both Secured Party and Other Secured Party.  (b) Subordination Termination Notice.  The Secured Party agrees to provide a Subordination Termination Notice in substantially the form of Exhibit C hereto to the Securities Intermediary after the termination of the Secured Party’s security interest in the Securities Account pursuant to the terms of the First Lien Pledge Agreement.  Upon receipt of a Subordination Termination Notice, Securities Intermediary agrees that it will comply with the terms and conditions of the Other Control Agreement.  (2)  The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the

Securities Account.  Securities Intermediary may at any time, with 30 business days prior notice, terminate the Securities Account.  The Securities Intermediary will mail notice of termination to the Secured Party, the Other Secured Party and the Debtor thereof as provided in Section 12. If the Securities Intermediary terminates the Securities Account after the Notice of Sole Control is received by the Securities Intermediary, then the Securities Intermediary shall comply with any order from the Secured Party directing withdrawal, transfer or redemption of any financial asset relating to the Securities Account and the Securities Intermediary shall comply with such entitlement order from the Secured Party without further consent by the Debtor or any other person. If the Securities Intermediary terminates the Securities Account before the Notice of Sole Control is received by the Securities Intermediary, then the Securities Intermediary shall comply with any order from the Debtor directing substitution or redemption of any financial asset relating to the Securities Account.  If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Secured Party, the Securities Intermediary shall follow the orders issued by the Secured Party.

Section 14.  Force Majeure.  Securities Intermediary shall not be liable for and performance is excused during the period of delay, interruption or failure for any action taken, or any delay or failure to take any action, to the extent that the taking of such action, or such delay, interruption or failure, arises out of causes beyond the reasonable control of Securities Intermediary or any of its third party providers, including without limitation, any delay or failure to perform, execute or comply with instructions that (a) are never received by Securities Intermediary, (b) are not received by Securities Intermediary in a timely manner or within normal business hours, (c) are received by Securities Intermediary but Securities Intermediary or any of its third party providers is unable to perform, execute or comply with such instructions for causes beyond the reasonable control of Securities Intermediary or any of its third party providers, such as computer or systems failures, damage caused by severe weather, earthquakes, wars, insurrection, acts of terrorism, riots, acts of God, accident, fire, water damage, explosions, mechanical breakdowns or national disasters, power or utility failures, strikes or other stoppage of labor, governmental or other intervention or any other cause (whether similar or dissimilar to any of the foregoing) whatsoever beyond the control of Securities Intermediary or any of its third party providers.

Section 15.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

EXCO RESOURCES, INC.
as Debtor

By:		/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey
	Title:	Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, N.A. (Illinois)
as Secured Party

By:		/s/ Stephen Lescher
	Name:	Stephen Lescher
	Title:	Director, Capital Markets

WILMINGTON TRUST COMPANY
as Collateral Agent
as Other Secured Party

By:		/s/ W.T. Morris II
	Name:	W. Thomas Morris, II
	Title:	Senior Financial Services Officer

J.P. MORGAN SECURITIES, INC.
as Securities Intermediary

By:		/s/ Terry L. Knell
	Name:	Terry Knell
	Title:	Vice President

EXHIBIT A

NOTICE OF SOLE CONTROL

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Secured Party]

[Date]

J.P. Morgan Securities Inc.
601 Travis, 18th Floor
Houston, Texas 77002
All notices and Notice of Sole Control must be Received by:
Attention:	Pledged Collateral Desk
Securities Division
Telecopier:	713-216-2396
Telephone:	713-216-1827
AND
Attention:	Client Services
Telecopier:	713-216-1445
Telephone:	713-216-5410

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of February    , 2005 among EXCO Resources, Inc., a Texas corporation (the “Debtor”), you and the undersigned, JPMorgan Chase Bank, N.A. (as successor by merger to Bank One, N.A. (Illinois)) (a copy of which is attached), we hereby give you notice of our sole control over securities account number                      (the “Securities Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

We have also delivered a copy of this notice by facsimile transmission to the Debtor and the Other Secured Party (as defined in the above referenced agreement).

Very truly yours,

JPMORGAN CHASE BANK, N.A.
as Secured Party

By:
Name:
Title:

cc:	EXCO Resources, Inc.

EXHIBIT B

TERMINATION NOTICE

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Secured Party]

[Date]

J.P. Morgan Securities Inc.
601 Travis, 18th Floor
Houston, Texas 77002
All notices and Notice of Sole Control must be Received by:
Attention:	Pledged Collateral Desk
Securities Division
Telecopier:	713-216-2396
Telephone:	713-216-1827
AND
Attention:	Client Services
Telecopier:	713-216-1445
Telephone:	713-216-5410

Re:  Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement, dated as of February     , 2005, among EXCO Resources, Inc., a Texas corporation (“Debtor”), you and the undersigned, JPMorgan Chase Bank, N.A. and Wilmington Trust Company (a copy of which is attached), is terminated with respect to the undersigned only and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number                           from Wilmington Trust Company.  This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to Wilmington Trust Company, pursuant to any other agreement.

We have also delivered a copy of this notice by facsimile transmission to EXCO Resources, Inc.

Very truly yours,

JPMORGAN CHASE BANK, N.A.
(as successor by merger to Bank One, N.A. (Illinois))
as Secured Party

By:
Name:
Title:

ACCEPTED AND AGREED TO BY:

WILMINGTON TRUST COMPANY,
as Collateral Agent
as Other Secured Party

By:
Name:
Title:

cc:	EXCO Resources, Inc.

EXHIBIT C

SUBORDINATION TERMINATION NOTICE

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Secured Party]

[Date]

J.P. Morgan Securities Inc.
601 Travis, 18th Floor
Houston, Texas 77002
All notices and Notice of Sole Control must be Received by:
Attention:	Pledged Collateral Desk
Securities Division
Telecopier:	713-216-2396
Telephone:	713-216-1827
AND
Attention:	Client Services
Telecopier:	713-216-1445
Telephone:	713-216-5410

Re:  Subordination Termination Notice

You are hereby notified, pursuant to the Securities Account Control Agreement dated as of February     , 2005 among EXCO Resources, Inc., a Texas corporation, you and the undersigned, JPMorgan Chase Bank, N.A. and Wilmington Trust Company (a copy of which is attached), that as of the date hereof, Secured Party authorizes and directs you to comply with any order directing  the withdrawal, transfer or redemption of any financial asset related to the Securities Account that you receive from Wilmington Trust Company as Other Secured Party and to comply with the terms and conditions of the Other Control Agreement (notwithstanding any Notice of Sole Control you may have heretofore received from Secured Party).  Capitalized terms used herein but not defined herein shall have the meanings assigned to them in said Securities Account Control Agreement.

We have also delivered a copy of this notice by facsimile transmission to EXCO Resources, Inc. and Wilmington Trust Company.

Very truly yours,

JPMORGAN CHASE BANK, N.A.
as Secured Party

By:
Name:
Title:

cc:	EXCO Resources, Inc.

EXHIBIT D

WITHDRAWAL NOTICE

TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Secured Party]

[Date]

J.P. Morgan Securities Inc.
601 Travis, 18th Floor
Houston, Texas 77002
All notices and Notice of Sole Control must be Received by:
Attention:	Pledged Collateral Desk
Securities Division
Telecopier:	713-216-2396
Telephone:	713-216-1827
AND
Attention:	Client Services
Telecopier:	713-216-1445
Telephone:	713-216-5410

Re:  Withdrawal by Debtor from Securities Account

You are hereby notified that as to the Securities Account Control Agreement, dated as of February      , 2005, among EXCO Resources, Inc., a Texas corporation (“Debtor”), you and the undersigned, JPMorgan Chase Bank, N.A. and Wilmington Trust Company (a copy of which is attached), the undersigned direct you to allow the Debtor to withdraw $                                      that you are to follow the Debtor’s directions in that regard as to methods of distribution to the Debtor.

We have also delivered a copy of this notice by facsimile transmission to EXCO Resources, Inc.

Very truly yours,

JPMORGAN CHASE BANK, N.A.
(as successor by merger to Bank One, N.A. (Illinois))
as Secured Party

By:
Name:
Title:

ACCEPTED AND AGREED TO BY:

WILMINGTON TRUST COMPANY,
as Collateral Agent
as Other Secured Party

By:
Name:
Title:

cc:	EXCO Resources, Inc.